Schedule 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

      Filed by the registrant                           |X|

      Filed by a party other than the registrant        |_|

      Check the appropriate box:

      |X|   Preliminary Proxy Statement         |_| Confidential, For Use of the
            Commission Only                         (as permitted by
                                                    Rule 14a-6(e)(2))

      |_|   Definitive Proxy Statement

      |_|   Definitive Additional Materials

      |_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 MediaBay, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      |X|   No fee required

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies:

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            (2)   Aggregate number of securities to which transaction applies:

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            (3)   Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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            (4)   Proposed maximum aggregate value of transaction:

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            (5)   Total fee paid:

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      |_|   Fee paid previously with preliminary materials.

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      |_|   Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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      (1)   Amount previously paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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

                                PRELIMINARY COPY

                                 MEDIABAY, INC.
                          2 RIDGEDALE AVENUE-SUITE 300
                         CEDAR KNOLLS, NEW JERSEY 07927

                                                              February [ ], 2004

Dear Fellow Shareholders:

      A Special Meeting of Shareholders will be held on Tuesday, March 30, 2004 at 9:30 A.M., local time, at the offices of the Company, 2 Ridgedale Avenue-Suite 300, Cedar Knolls, New Jersey 07927.

      The Notice of Special Meeting and Proxy Statement which follow describe the business to be conducted at the Special Meeting.

      Whether or not you plan to attend the Special Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Special Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 17 Battery Place, New York, New York 10004.

      The Special Meeting will be held solely to tabulate the votes cast and report on the results of the voting on those matters listed in the accompanying proxy statement. No presentations or other business matters are planned for the meeting.

      Your vote is very important, and we will appreciate a prompt return of your signed proxy card.

                                        Cordially,

                                        Carl Wolf
                                        Chairman

                                 MEDIABAY, INC.
                          2 RIDGEDALE AVENUE-SUITE 300
                         CEDAR KNOLLS, NEW JERSEY 07927

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 30, 2004

To the Shareholders of MediaBay, Inc.:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of MediaBay, Inc. (the "Company') will be held on Tuesday, March 30, 2004 at 9:30 A.M. local time at the Company's offices at 2 Ridgedale Avenue-Suite 300, Cedar Knolls, New Jersey 07927 for the following purposes:

      1. To consider and vote upon a proposal to authorize the Company to issue common stock upon conversion of certain promissory notes and exercise of certain warrants issued by the Company in a private offering of its securities; and

      2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Only stockholders of record on the books of the Company at the close of business on February 6, 2004 will be entitled to notice of and to vote at the meeting or any adjournments thereof.


February [  ], 2004                     By order of the Board of Directors

                                        Carl Wolf
                                        Chairman

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                PRELIMINARY COPY
                                 PROXY STATEMENT

                                 MEDIABAY, INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 30, 2004

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MediaBay, Inc. (the "Company") for use at the Special Meeting of Shareholders to be held on March 30, 2004 (the "Special Meeting"), including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

      Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about February 24, 2004.

      Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Special Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

      The address and telephone number of the principal executive offices of the Company are:

                          2 Ridgedale Avenue-Suite 300
                         Cedar Knolls, New Jersey 07927
                            Telephone: (973) 539-9528

                       OUTSTANDING STOCK AND VOTING RIGHTS

      Only stockholders of record at the close of business on February 6, 2004 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were issued and outstanding 13,057,414 shares of the Company's Common Stock, no par value per share (the "Common Stock"), and 25,000 shares of the Company's Series A Convertible Preferred Stock, no par value (the "Preferred Shares"), the Company's only classes of voting securities. Each share of Common Stock entitles the holder thereof to cast one vote on each matter submitted to a vote at the Special Meeting and each Preferred Share entitles the holder to approximately 57.14 votes on each matter submitted to a vote at the Special Meeting. Accordingly, the holders of the Preferred Shares are entitled to an aggregate of 1,428,571 votes. Holders of the Preferred Shares vote together with the holders of the Common Stock as a single class on all actions to be voted on by the Company's shareholders.

      Carl Wolf; N. Herrick Irrevocable ABC Trust, of which Howard Herrick, a director of the Company, is the trustee and Norton Herrick is the beneficiary; Norton Herrick, a principal shareholder and Howard Herrick's father; and Huntingdon Corporation ("Huntingdon"), which is wholly-owned by Norton Herrick, have granted irrevocable proxies to John Levy, Executive Vice President and Chief Financial Officer of the Company, to vote an aggregate of 6,005,855 votes represented by 4,577,284 shares of Common Stock and the 1,428,571 votes represented by the 25,000 Preferred Shares as to which they have the right to vote in favor of the Proposal. Such votes represent approximately 41.5% of the number of votes entitled to be cast at the Special Meeting.

                                VOTING PROCEDURES

      At the Special Meeting, the proposal to authorize the Company to issue Common Stock upon conversion of certain promissory notes and exercise of certain warrants issued by the Company in a private offering of its securities (the "Proposal") will be approved upon receiving the affirmative vote of the holders of a majority of the votes represented by the outstanding shares of Common Stock and outstanding Preferred Shares. Other matters, if any, to come before the Special Meeting will also be decided by the affirmative vote of the holders of a majority of the votes represented by the shares of Common Stock and Preferred Shares represented at the Special Meeting in person or by proxy, provided a quorum is present. A quorum is present if at least a majority of the votes represented by the outstanding shares of Common Stock and outstanding Preferred Shares as of the Record Date are present in person or represented by proxy at the Special Meeting. It is currently anticipated that votes will be counted and certified by an Inspector of Election who is currently expected to be an employee of the Company. In accordance with Florida law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Broker non-votes will have no legal effect on the vote on the Proposal or other particular matter which requires the affirmative vote of the holders of a majority of the votes represented by the shares of Common Stock and Preferred Shares represented at the Special Meeting.

         The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

         The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to shareholders and the costs of soliciting proxies, will be borne by the Company. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and the Company expects to reimburse such persons for their reasonable out-of-pocket expenses.

         The Company has retained Innisfree M&A Incorporated ("Innisfree") to aid in the solicitation of proxies and to verify records relating to the solicitation. Innisfree will receive an engagement fee of $6,500 and reimbursement of expenses. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means, but they will not receive any additional compensation for these services.

                                   PROPOSAL I

                    TO AUTHORIZE THE COMPANY TO ISSUE COMMON
              STOCK UPON CONVERSION OF CERTAIN PROMISSORY NOTES AND
               EXERCISE OF CERTAIN WARRANTS ISSUED BY THE COMPANY
                     IN A PRIVATE OFFERING OF ITS SECURITIES

      The Board of Directors unanimously adopted a resolution, and submits to shareholders for approval, the Proposal.

      On January 29, 2004, the Company issued $4,000,000 aggregate principal amount of promissory notes (the "Notes") and warrants to purchase 2,352,946 shares of common stock (the "Investor Warrants") to 13 institutional and accredited investors (the "Offering"). The notes are due on the earlier of (i) April 30, 2005, (ii) such date on or after July 1, 2004 at such time as all of the Company's indebtedness under its existing credit facility is either repaid or refinanced or (iii) the consummation by the Company of a merger, combination or sale of all or substantially all of the Company's assets or the purchase by a single entity, person or group of affiliated entities or persons of 50% of the Company's voting stock. The notes bear interest at the rate of 6%, increase to 9% on April 28, 2004 and 18% on July 27, 2004. In connection with the Offering, Norton Herrick and Huntingdon entered into a letter agreement (the "Letter Agreement") with the purchasers of Notes in the Offering pursuant to which they granted to the holders of the Notes in the event of an Event of Default (as defined  in the  Notes) the rights to  receive  payment  under  certain  secured indebtedness owed by the Company to Norton Herrick and Huntingdon and to exercise their rights under security agreements securing such secured indebtedness. Pursuant to the Letter Agreement, Norton Herrick and Huntingdon also executed Powers of Attorney in favor of a representative of the Note holders pursuant to which such representative may, following an Event of Default, take actions necessary to enforce the Note holders rights under the Letter Agreement, including enforcing Norton Herrick's and Huntingdon's rights under the security agreements.

      The principal amount of the notes, is automatically convertible into Common Stock (the "Conversion Shares") at the rate of one share of Common Stock at the Conversion Price if the Proposal is approved by the Company's shareholders. The "Conversion Price" is the lower of (i) $0.85 or (ii) the closing bid price of the Common Stock on the date of this Special Meeting, but not less than $0.75. In addition, if the Proposal is approved by the Company's shareholders, accrued interest will also convert into Common Stock at the Conversion Price The number of shares of Common Stock issuable upon conversion of the Notes is not currently determinable. However, if the closing bid price of the Common Stock on the date of the Special Meeting is $0.85 or higher, the number of Conversion Shares will be approximately 4,705,882 and the number of Interest Shares will be approximately 47,188. If the closing bid price of the Common Stock on the date of the Shareholder Meeting is $0.75 or less, the number of Conversion Shares will be approximately 5,333,333 and the number of Interest Shares will be approximately 53,479. If the Company's shareholders do not approve the Proposal, the Notes will not be convertible.

      In connection with the Offering, the Company issued to Rockwood, Inc. ("Rockwood"), the placement agent, and a broker warrants to purchase an aggregate of 245,000 shares of Common Stock (the "Initial Agent Warrants"), and agreed to issue to Rockwood, if and only if the Company obtains shareholder approval, warrants to purchase an additional 500,884 shares of Common Stock (the "Additional Agent Warrants" and, together with the Initial Agent Warrants, the "Agent Warrants") as partial consideration for Rockwood's services as placement agent. The Investor Warrants and Rockwood Warrants are exercisable until January 28, 2009 at an exercise price of $1.28 per share. The Additional Agent Warrants will become exercisable upon, and only if, the Company's shareholders approve the Proposal.

Reason for the Transaction

      The Company required funds to finance its working capital requirements.

Necessity for Shareholder Approval

      Because the Company's Common Stock is listed on the Nasdaq National Market, the Company is subject to Nasdaq's Marketplace Rules. Marketplace Rule 4350(i) requires that an issue listed on Nasdaq obtain shareholder approval for the issuance or potential issuance of common stock equal to 20% or more of its common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book value or market value of the common stock.

      At the time of closing of the Offering, the Company had 13,057,414 shares of Common Stock outstanding. The Company could not issue all of the shares of Common Stock which it would be required to be issued upon conversion of the Notes and exercise of the Investor Warrants and Agent Warrants if the Notes were immediately convertible and all of such warrants were immediately exercisable and comply with Marketplace Rule 4350(i). The Company is required to issue 2,597,946 shares of Common Stock or (19.9% of its Common Stock outstanding on the date of completion of the Offering) upon exercise of the Investor Warrants and the Initial Agent Warrants. As a result, in order to comply with Nasdaq Marketplace Rule 4350(i), the terms of the Note and Agent Warrants provide that the conversion of the Notes and exercise of the Additional Agent Warrants is conditioned upon the Company obtaining shareholder approval to issue Common Stock upon any such conversion or exercise, as the case may be.

      Accordingly, the Company has submitted this Proposal for shareholder approval.

Recommendation

      The Board of Directors unanimously recommends that the shareholders vote for the Proposal.

                                OTHER INFORMATION

      The Board of Directors is not aware of any matter which may be presented for action at the Special Meeting other than matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is intended that the enclosed Proxy will be voted with respect thereto in accordance with the judgment of the persons named in said Proxy.

                                            By order of the Board of Directors

                                            Carl Wolf
                                            Chairman

February [ ], 2004

                                 MEDIABAY, INC.
                          2 Ridgedale Avenue-Suite 300
                             Cedar Knolls, NJ 07927

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 30, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints HOWARD HERRICK, CARL WOLF and JOHN LEVY, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Special Meeting of Shareholders of MediaBay, Inc. on Tuesday, March 30, 2004, local time, at 9:30 am at the offices of the company, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1. Proposal to authorize the Company to issue common stock upon conversion of certain promissory notes and exercise of warrants issued by the Company in a private offering of its securities.

                         |_| FOR |_| AGAINST |_| ABSTAIN

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                  (continued and to be signed on reverse side)

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

                                        DATED: _____________________, 2004

                                        Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as  attorney,  executor,  administrator,
                                        trustee or  guardian,  please  give full
                                        title as such. If a corporation,  please
                                        sign in full corporate name by President
                                        or  other  authorized   officer.   If  a
                                        partnership, please sign in partnership name by authorized person.


                                        ________________________________________
                                        Signature


                                        ________________________________________
                                        Signature if held jointly

       Please mark, sign, date and return this proxy card promptly using the enclosed envelope.